Exhibit 10.6

                         [MEDICOR FOUNDATION LETTERHEAD]



Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Dear Sirs:

     The undersigned, Medicor Foundation ("Transferee"), as transferee of certain shares of the common stock of Westport Resources Corporation (the "Company") owned by Westport Energy, LLC hereby agrees to be bound by the terms of the lock-up agreement signed by the transferor to the same extent as if Transferee were a party thereto with respect to all such transferred stock, and accordingly Lehman Brothers Inc. consents to such transfer of the common stock of the Company to Transferee.

                                MEDICOR FOUNDATION


                                By: /s/ Ursula Haas
                                    --------------------------------------------
                                    Title: President
                                    Date:  February 14, 2003


                                By: /s/ Michael Russell
                                   ---------------------------------------------
                                   Title: Member of Council
                                   Date:  February 14, 2003


                                LEHMAN BROTHERS INC.


                                By: /s/ Emma Bailey
                                    --------------------------------------------
                                    Date: February 14, 2003